UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2004


                          GABELLI ASSET MANAGEMENT INC.
             (Exact name of registrant as specified in its charter)

          New York                       1-14761                    13-4007862
      (State or other            (Commission File Number)         (IRS Employer
urisdiction of incorporation)                                Identification No.)

        One Corporate Center, Rye, NY                                   10580
 (Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (914) 921-3700



 Item 5. Other Events and Regulation FD Disclosure

         On July 15, 2004, Gabelli Asset Management Inc. announced that it is in discussions with Cascade Investment LLC ("Cascade") to further extend the exercise date of the put option on the 5% Convertible Note purchased by Cascade in August 2001. The notice period for the put option under the current terms of the note has been extended to August 5, 2004 while discussions are ongoing. A copy of the Company's press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, is being furnished under this Item 5 in accordance with the provisions of Regulation FD (17 CFR ss.ss. 243.100 et seq ..).

 Item 7. Financial Statements and Exhibits.

Exhibit
Number      Description
------      -----------

  99.1      Press Release dated July 15, 2004


Item 12. Results of Operations and Financial Condition

         On July 15, 2004, Gabelli Asset Management Inc. announced that it expects to report earnings of $0.45 to $0.47 per diluted share for the second quarter 2004. A copy of the Company's press release, attached hereto as Exhibit
99.1 and incorporated herein by reference, is being furnished under this Item
12.

SIGNATURE
----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Gabelli Asset Management Inc.

                                    By: /s/    Michael R. Anastasio Jr.
                                        ------------------------------------
                                               Michael R. Anastasio Jr.
                                               Chief Accounting Officer


Date:    July 15, 2004